UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2023
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As previously disclosed, on February 17, 2023, Tattooed Chef, Inc., a Delaware corporation (the “Company”), filed a petition in the Delaware Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law seeking validation of (i) the Company’s Second Amended and Restated Certificate of Incorporation (the “New Certificate”), which, among other things, included (a) a reclassification all Class A common stock shares and Class B common stock shares into a single class of common stock (“Common Stock” and such reclassification, the “Reclassification”), and (b) upon completion of the Reclassification, an increase in the number of authorized shares of Common Stock of the Company (the “Common Stock Increase Amendment”), and (ii) the shares issued in reliance on the effectiveness of the New Certificate and Common Stock Increase Amendment to resolve any uncertainty with respect to those matters. The Section 205 proceeding filed by the Company in the Court of Chancery is captioned In re Tattooed Chef, Inc., C.A. No. 2023-0207-LWW (Del. Ch.).
On March 6, 2023, the Court of Chancery held a hearing in the Section 205 proceeding and issued an order granting the Company’s petition validating the New Certificate, the Common Stock Increase Amendment and all shares of capital stock of the Company issued in reliance on the effectiveness of the New Certificate and the Common Stock Increase Amendment, and all other corporate actions and transactions taken in reliance on the effectiveness of the New Certificate and the Common Stock Increase Amendment. A copy of the Court’s order is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Order entered by the Delaware Court of Chancery on March 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: March 7, 2023
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